LEASE AGREEMENT

      THIS LEASE AGREEMENT (this "Lease") is made and entered into on this __ day of ____________1997, by and between Forty-Four Hundred F-N Associates, a North Carolina general partnership, and Dixon-Odom a North Carolina corporation, as joint tenants-in-common ("Lessor"), and Capital Bank, a North Carolina corporation "Lessee"). On the terms and conditions set forth below.

                           ARTICLE I - LEASED PREMISES

      1.01  LEASED PREMISES.
      Lessor leases to Lessee and Lessee leases from Lessor the space (the "Leased Premises") set forth in Subsections (a) and (b) of the Basic Lease Provisions below and shown on the floor plan(s) attached hereto as Exhibit A-1 upon the terms and conditions set forth in this Lease. The office building in which the Leased Premises are located, the land on which the office building is located (described on Exhibit A-2 attached hereto), the parking facilities and all improvements and appurtenances to the building, are collectively referred to as the "Building". The Building and any larger complex of which the Building is a part are collectively referred to as the "Project".

                       ARTICLE 2 - BASIC LEASE PROVISIONS

      2.01  BASIC LEASE PROVISIONS.
      The following provisions set forth various basic terms of this Lease and are sometimes referred to as the "Basic Lease Provisions".

      (a)   Building Name:                Dixon-Odom Building
            Address:                      4400 Falls of the Neuse
                                          Raleigh, North Carolina 27609

      (b)   Floor(s)                      First
            Suite #:                      101
            Square Feet Area:             668

      (c)   Total Area of Building:       12,897

      (d) Rent: See schedule below:

     DATE (S)            RATE PER SQ. FT.     SQ. FT.   ANNUAL BASE RENT   MONTHLY BASE RENT
-------------------      ----------------     -------   ----------------   -----------------
 9/1/97 to 11/30/97        $15.50                668       $10,353.96           $862.83
12/1/97 to 12/31/97        $15.50              1,302       $20,181.00         $1,681.75
1/1/98 to 12/31/98         $16.00              1,302       $20,832.00         $1,736.00
1/1/99 to 12/31/99         $16.50              1,302       $21,483.00         $1,790.25
1/1/00 to 12/31/00         $17.00              1,302       $22,134.00         $1,844.50


      (e)   Base Operating Expense Factor:      $5.40

      (f)   Parking:                            3.5 spaces per 1,000  square feet of space
            Monthly Rent per Parking Space:     N/A

      (g)   Term:                               3 Year(s)   4 Month(s)  0 Day(s)

      (h)   Target Commencement Date:           September 1, 1997
            Target Expiration Date:             December 31, 2000

(See Exhibit B for confirmation of the actual Commencement Date and Expiration
Date of this Lease.)

      (i)   Intentionally Deleted.

      (j)   Permitted Use:                      General office including bank office

      (k)   Addresses for notices and other communications under this Lease:

            Lessor                                    Lessee
            ------                                    ------
            Forty-Four Hundred F-N Associates         Capital Bank
            c/o Mr. C. Gilbert Smith                  4400 Falls of the Neuse, Suite 101
            Thomas, Judy & Tucker                     Raleigh, North Carolina 27609
            16 E. Rowan Street, Suite 100             Attn: James Beck
            Raleigh, North Carolina 27609

            with a copy to:                           with a copy to:
            Mr. Bobby Rice                            Mr. Stephen Parascandola
            Dixon-Odom & Company                      Smith, Anderson, Blount, Dorsett,
            4400 Falls of the Neuse Road, #200            Mitchell & Jernigan, LLP
            Raleigh, North Carolina 27609             P.O. Box 2611
                                                      Raleigh, North Carolina 27602-2611

      (l)   Broker(s):                                Capital Associates and Thomas
                                                      Commercial Inc.

                         ARTICLE 3 - TERM AND POSSESSION
      3.01  TERM.
      Subject to the conditions set forth below, this Lease shall be and continue in full force and effect for the term set forth in Subsection 2.01(g). Subject to the remaining provisions of this Article, the Term shall commence on the Target Commencement Date shown in Subsection 2.01(h) and shall expire, without notice to Lessee, on the Target Expiration Date shown in Subsection 2.01(h); provided, however, that if the Commencement Date is other than the first (1st) day of the month, the Expiration Date shall nevertheless be the last day of the last month of the Term. Such term, as it may be modified, renewed and extended, is herein called the "Term".

      3.02  COMMENCEMENT.
      Lessee hereby acknowledges that the Leased Premises are currently being leased by another tenant whose lease expires on November 30, 2000. Lessor has been advised by such tenant that it is diligently seeking another location for its offices. Lessee and Lessor hereby agree that this Lease shall be subject to the execution of a Lease Termination Agreement (the "Termination Agreement") by and between Lessor and Protective Agency, Inc. ("Protective Agency") pursuant to which Protective Agency shall terminate its lease on or before August 31, 1997. If Protective Agency does not vacate the Leased Premises on or before 11:58 p.m. on August 31, 1997, then Lessee shall have the right to terminate this Lease effective as of 11:59 p.m. on August 31, 1997 (the "Termination Date") and this Lease shall thereafter be of no force or effect. After such termination, Lessee shall have no, and waives any, claims against Lessor because of or arising out of this Lease. If Protective Agency vacates the Leased Premises prior to the Target Commencement Date, then Lessor shall notify Lessee that the Leased Premises have been vacated and Lessee shall promptly take occupancy thereof in accordance with the terms of Section 3.04. Lessor and Lessee hereby agree that each of the Target Commencement Date and the Termination Date may be extended upon mutual written agreement by Lessor and Lessee (the date to which the Termination Date is extended shall be deemed the "Extended Termination Date"). If Lessor and Lessee extend the Termination Date the date on which Protective Agency shall be required to vacate the Leased Premises shall also be extended until the day before the Extended Termination Date.

      3.03  LESSEE'S DELAY.
      No delay in the completion of the Leased Premises directly resulting from delay or failure on the part of Lessee in furnishing information or other matters required in this Lease, and no delay resulting from the completion of work, if any, that is to be performed at Lessee's expense pursuant to this Lease, shall delay the Commencement Date, Expiration Date or commencement of payment of Rent (as defined in Subsection 4.02 below).

      3.04  LESSEE'S POSSESSION.
      If, prior to the Commencement Date, Lessee shall enter into possession of all or any part of the Leased Premises, the Term, the payment of proportionate monthly installments of Base Rent and all other obligations of Lessee to be performed during the Term shall commence on, and the Commencement Date shall be deemed to be, the date of such entry; provided, no such early entry shall operate to change the Expiration Date.

      3.05  CONFIRMATION OF DATES.
      The actual commencement date ("Commencement Date") and actual expiration date ("Expiration Date") shall be confirmed by the parties by execution of the Acceptance of Leased Premises Memorandum attached hereto as EXHIBIT B. If Lessee fails in bad faith to execute the Memorandum, the Commencement Date and Expiration Date shall be conclusively deemed to be the Target Commencement Date and the Target Expiration Date set forth in Subsection 2.01 (h).

      3.06  HOLDOVER.
      If Lessee shall remain in possession of the Leased Premises after the expiration or earlier termination of this Lease, Lessee shall be deemed a tenant-at-sufferance, terminable at any time on one (1) day's notice, and shall pay daily rent at double the per day Rent payable with respect to the last full calendar month immediately prior to the end of the Term or termination of this Lease, but otherwise shall be subject to all of the obligations of Lessee under this Lease. Additionally, Lessee shall pay to Lessor all damages (including consequential damages) sustained by Lessor as a result of the holding over by Lessee.

                      ARTICLE 4 - RENT AND SECURITY DEPOSIT

      4.01  BASE RENT.
      Lessee agrees to pay to Lessor rent ("Base Rent") throughout the Term in the amount of the Annual Base Rent set forth in Subsection 2.01(d), subject to adjustment as provided in this Lease. Base Rent shall be payable in monthly installments in the amount set forth in Subsection 2.01(d) ("Monthly Base Rent") in advance and without demand, on the first day of each calendar month during the Term. If the Commencement Date is not the first day of a month, Lessee shall be required to pay on the Commencement Date a pro rata portion of the Monthly Base Rent for the first partial month of the Term.

      4.02  PAYMENT OF RENT.
      As used in this Lease, "Rent" shall mean the Base Rent. Additional Rent (defined below) and all other amounts required to be paid by Lessee in this Lease. The Rent shall be paid at the times and in the amounts provided herein in legal tender of the United States of America to Lessor at its address specified in Subsection 2.01(k) above, or to such other person or at such other address as Lessor may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as may be expressly permitted under applicable law or as set forth in this Lease.

      4.03  ADDITIONAL RENT.
      The term "Additional Rent" shall mean the "Operating Expense Adjustment" as that term is defined below.

      4.04  OPERATING EXPENSE ADJUSTMENT.
      If the Operating Expenses (defined below) for the Building for any calendar year, expressed on a per square foot basis, exceed the Base Operating Expense Factor specified in Subsection 2.01(e), Lessee shall pay to Lessor increased Rent (an "Operating, Expense Adjustment") in an amount equal to the product of such excess times the square feet of the Leased Premises as stated
if) Subsection 2.01(b). The Operating Expense Adjustment shall be payable in monthly installments on the first day of each calendar month based on Lessor's reasonable estimate of the Operating Expenses for the then current year. Lessor may at any time give Lessee written notice specifying Lessor's estimate of the Operating Expenses for the then current calendar year or the subsequent calendar year and specifying the Operating Expense Adjustment to be paid by Lessee for each such year. Within one hundred twenty (120) days after the end of each calendar year, Lessor shall give written notice to Lessee specifying the actual Operating Expenses for the prior calendar year and any necessary adjustment to the Operating Expense Adjustment paid by Lessee for that calendar year. Lessee shall pay any deficit amount to Lessor within fifteen (15) days after receipt of Lessor's written notice. Any excess payment by Lessee for the prior calendar year shall reduce the Operating Expense Adjustment for the following calendar year. The provisions of this paragraph shall survive the cancellation or termination of this Lease.

      The term "Operating Expenses" shall mean, except as otherwise specified in this definition, all expenses, costs, and disbursements of every kind and nature, computed on an accrual basis, which Lessor shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, including, without limitation: (1) wages and salaries of all employees to an extent commensurate with such employees' involvement in the operation, repair, replacement, maintenance, and security of the Building, including, without limitation, amounts attributable to the employer's Social Security Tax, unemployment taxes, and insurance, and any other amount which may be levied on such wages and salaries, and the cost of all insurance and other employee benefits related thereto; (2) all supplies and materials used in the operation, maintenance, repair, replacement and security of the Building; (3) the rental costs of any and all leased capital improvements and the annual costs of any and all capital improvements made to the Building which, although capital in nature, can reasonably be expected to reduce the normal operating costs of the Building, to the extent of the lesser of such expected reduction in operating expenses or the annual cost of such capital improvements, as well as all capital improvements made in order to comply with any legal requirement hereafter promulgated by any governmental authority relating to the environment, energy, conservation, public safety, access for the disabled or security, as amortized over the useful life of such improvements by Lessor for federal income tax purposes; (4) the cost of all utilities, other than the cost of electricity supplied to tenants of the Building which is separately metered and reimbursed to Lessor by such tenants; (5) the cost of all maintenance and service agreements with respect to the operation of the Building or any part thereof, including, without limitation, alarm service, equipment, window cleaning, elevator maintenance, landscape maintenance, and parking area maintenance and operation; (6) the cost of all insurance relating to the Building, including, without limitation, casualty and liability insurance applicable to the Building and Lessor's personal property used in connection therewith; (7) all taxes and assessments and governmental charges, whether federal, state, county, or municipal, and whether by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, including all taxes levied or assessed against or for leasehold improvements and any other taxes and assessments attributable to the Building and/or the operation thereof, excluding, however, federal and state taxes oil Lessor's income, but including all rental, sales, use and occupancy taxes or other similar taxes, if any, levied or imposed by any city, state, county, or other governmental body having jurisdiction; and (8) the cost of all repairs, replacements, removals and general maintenance with respect to the Building. Specifically excluded from Operating Expenses are expenses for capital improvements made to the Building, other than capital improvements described in clause (3) of this definition and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies and like items; expenses for repair, replacement and general maintenance paid by proceeds of insurance or by Lessee or other third parties; alterations attributable solely to tenants of the Building other than Lessee; depreciation of the Building; leasing commissions; and federal and state income taxes imposed on Lessor.

      Lessee shall have the right, upon written notice to Lessor, to have Lessor's books and records relating solely to Operating Expenses audited by a qualified accounting professional selected by Lessee. If Lessor's calculation of Operating Expenses fails to comply with the requirements of this Section 4.04 or contains any other error, as determined by the audit, Lessee's past payments of its proportionate share of Operating Expenses shall be adjusted in accordance with the results of the audit, and appropriate payments shall be made by Lessor or Lessee, as the case may be, within forty-five (45) days after completion of the audit. All books and records necessary to accomplish any audit permitted under this Section shall be retained by Lessor for a period of one (1) year, and shall be made available to the person conducting the audit at the Building or Project during normal business hours. All costs of the audit shall be paid by Lessee unless the audit reveals that total Operating Expenses were overstated by ten percent (10%) or more in the calendar year audited, in which case Lessor shall reimburse Lessee for all costs of the audit. Lessor's and Lessee's rights under this Section 4.04 shall survive the expiration or earlier termination of this Lease.

      4.05  INTENTIONALLY DELETED.

      4.06  INTENTIONALLY DELETED.

      4.07  LATE CHARGE.
      If Lessee fails or refuses to pay any installment of Rent when due, Lessor, at Lessor's option, shall be entitled to collect a late charge of five percent (5%) of the amount of the late payment to compensate Lessor for the additional expense involved in handling delinquent payments and not as interest; provided, however, that Lessee shall be entitled to one (1) late payment of Rent in each calendar year of the Term, which late payment shall not be subject to a late charge hereunder so long as the Rent then due is paid within five (5) days of the due date. If the payment of a late charge required by this Section is found to constitute interest notwithstanding the contrary intention of Lessor and Lessee, the late charge shall be limited to the maximum amount of interest that lawfully may be collected by Lessor under applicable law, and if any payment is determined to exceed such lawful amount, the excess shall be applied to any unpaid Rent then due and payable hereunder and/or credited against the next succeeding installment of Rent payable hereunder. If all Rent payable hereunder has been paid in full, any excess shall be refunded to Lessee. Lessee shall reimburse Lessor for any processing fees charged to Lessor as a result of Lessee's checks having been returned for insufficient funds.

                              ARTICLE 5 - SERVICES

      5.01  SERVICES.
      Lessor shall furnish Lessee while occupying the Leased Premises:

      (a) Subject to curtailment as required by governmental laws, rules or regulations, central heat and air conditioning in season, at such times as Lessor normally furnishes these services to other tenants in the Building and at such temperatures and in such amounts as are considered by Lessor to be standard, but such service on Saturday afternoons, Sundays and holidays to be furnished only upon request of Lessee, who shall bear the entire cost thereof as provided in EXHIBIT F attached hereto; elevator service; and routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent reasonably deemed by Lessor to be standard. Lessor will furnish janitor service on a five (5) day week basis at no extra charge. Failure by Lessor to any extent to furnish these services, or any cessation thereof, resulting from causes beyond the control of Lessor shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from its obligation to fulfill any covenant or agreement hereof. Should any of Lessor's equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence during normal business hours to repair same promptly, but Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

      (b) Proper electrical facilities to furnish sufficient power for typewriters, voice writers, calculating machines and other machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment which (singly) consumes more than 0.25 kilowatts per hour at a rated capacity or requires a voltage other than 120 volts single phase. Lessee shall pay to Lessor, monthly as billed, such charges as may be separately metered or as Lessor's engineer shall reasonably compute for any electrical service usage in excess of that stated above. If Lessee uses any heat generating machines, equipment, fixtures or other devices of any nature whatsoever in the Leased Premises which affect the temperature otherwise maintained by the Building standard air conditioning, Lessee shall pay the additional cost necessitated by Lessee's use of such machines, equipment, fixtures or other devices, including the cost of installation of any necessary additional air conditioning equipment and the cost of operation and maintenance thereof.

                          ARTICLE 6 - USE AND OCCUPANCY

      6.01  USE.
      The Leased Premises are to be used and occupied by Lessee (and its permitted assignees, subtenants, invitees, customers, and guests) solely for the purpose specified in Subsection 2.01(j) with no more than one (1) person per two hundred fifty (250) square feet of space; provided, however, that Lessee may change such purpose upon Lessor's prior written agreement, which agreement shall not be unreasonably withheld. Lessee agrees not to occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire or exposure to or interference from electromagnetic rays and/or fields, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the Building and/or its contents. Lessee further agrees to conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Lessor in its operation of the Building.

      6.02  CARE OF THE LEASED PREMISES.
      Lessee shall not commit or allow to be committed any waste or damage to any portion of the Leased Premises or the Building and, at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver up the Leased Premises to Lessor in as a good condition as existed on the date of possession by Lessee, ordinary wear and tear excepted. Upon such termination of this Lease, Lessor shall have the right to re-enter and resume possession of the Leased Premises.

      6.03  ENTRY FOR REPAIRS AND INSPECTION.
      Lessee shall, upon reasonable notice by Lessor, except in the case of an emergency permit Lessor and its contractors, agents and representatives to enter into and upon any part of the Leased Premises during reasonable business hours to inspect and clean the same, make repairs, alterations and additions thereto, show the same to prospective tenants or purchasers, and for any other purpose as Lessor may reasonably deem necessary. Lessee shall not be entitled to any abatement or reduction of Rent by reason of any such entry. In an emergency, Lessor shall be permitted to enter into any part of the Leased Premises at any time.

      6.04  COMPLIANCE WITH LAWS; RULES OF BUILDING.
      Lessee shall comply with and Lessee shall cause its visitors, employees, contractors, agents and invitees to comply with, all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises, including, without limitation, all local, state and federal environmental laws, and the rules of the Building reasonably adopted and altered by Lessor from time to time, all of which Building rules will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee, its employees, contractors, agents, invitees and visitors. The initial rules of the Building are attached hereto as EXHIBIT D.

      6.05  ACCESS TO BUILDING.
      Lessor shall have the right to limit access to the Building after normal business hours; provided, Lessor shall have no responsibility to prevent, and shall not be liable to Lessee for, and shall be indemnified by Lessee against, liability and loss to Lessee, its agents, employees and visitors, arising out of losses due to theft, burglary and damage and injury to persons and property caused by persons gaining access to the Building or Leased Premises as a result of Lessee's negligence, and Lessee waives and releases Lessor from all liability relating thereto. Lessor expressly reserves the right, in its reasonable discretion, to temporarily or permanently change the location of, close, block and otherwise alter any entrances, corridors, skywalks, tunnels, doorways and walkways leading to or providing access to the Building or any part thereof and otherwise restrict the use of same provided such activities do not unreasonably impair Lessee's access to the Leased Premises. Lessor shall not incur any liability whatsoever to Lessee as a consequence thereof. Such activities shall not be deemed to be a breach of any of Lessor's obligations hereunder. Lessor agrees to exercise good faith in notifying Lessee a reasonable time in advance of any alterations, modifications or other actions of Lessor under this Section.

      6.06  PEACEFUL ENJOYMENT.
      Lessor covenants that Lessee shall and may peacefully have, hold and enjoy the Leased Premises, subject to the terms of this Lease, provided Lessee pays the Rent and other sums required to be paid by Lessee and performs all of Lessee's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Lessor contained in this Lease shall be binding upon Lessor and its successors only with respect to breaches occurring during its and their respective ownership of Lessor's interest in the Building. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the Leased Premises; provided, however, that Lessor shall use its best efforts to enforce the rules and regulations of the Building.

                       ARTICLE 7 - ALTERATIONS AND REPAIRS

      7.01  ALTERATIONS.
      Lessee shall make no alterations, installations, additions or improvements in, on or to the Leased Premises without Lessor's prior written consent, which consent shall not be unreasonably withheld. All such work shall be designed and made in a manner, and by architects, engineers, workmen and contractors, satisfactory to Lessor. All alterations, installations, additions and improvements (including, without limitation, paneling, partitions, millwork and fixtures) made by or for Lessee to the Leased Premises shall remain upon and be surrendered with the Leased Premises and become the property of Lessor at the expiration or termination of this Lease or the termination of Lessee's right to possession of the Leased Premises; provided, Lessor may require Lessee to remove any or all of such items that are not Building standard upon the expiration or termination of this Lease or the termination of Lessee's right to possession of the Leased Premises in order to restore the Leased Premises to the condition existing at the time Lessee took possession. Lessee shall bear the costs of removal of Lessee's property from the Building and of all resulting repairs thereto. All work performed by Lessee with respect to the Leased Premises shall:
(a) not alter the exterior appearance of the Building or adversely affect the structure, safety, systems or services of the Building; (b) comply with all Building safety, fire and other codes and governmental and insurance requirements; (c) not result in any usage in excess of Building standard of water, electricity, gas, heating, ventilating or air conditioning, (either during or after such work) unless prior written arrangements satisfactory to Lessor are entered into; (d) be completed promptly and in a good and workmanlike manner; (e) be performed in such a manner that does not cause interference or disharmony with any labor used by Lessor, Lessor's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and (f) not cause any mechanic's, materialman's or other similar liens to attach to Lessee's leasehold estate. Lessee shall not permit, or be authorized to permit, any liens (valid or alleged) or other claims to be asserted against Lessor or Lessor's rights, estates and interests with respect to the Building or this Lease in connection with any work done by or on behalf of Lessee, and Lessee shall indemnify and hold Lessor harmless against any such liens.

      7.02  REPAIRS BY LESSOR.
      Lessee agrees to accept the Leased Premises "AS IS", "WHERE IS" and "WITH ALL FAULTS", and has had an opportunity to inspect and satisfy itself as to the condition of the Leased Premises. Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements or repairs of any kind or character to the Leased Premises during the Term except such repairs to Building standard improvements as may be deemed necessary by Lessor for normal maintenance operations. Non-Building standard leasehold improvements will, at Lessee's written request, be maintained by Lessor at Lessee's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge of fifteen percent (15%). Notwithstanding any provisions of this Lease to the contrary, all repairs, alterations or additions to the base Building and its systems (as opposed to those involving only Lessee's leasehold improvements), and all repairs, alterations and additions to Lessee's non-Building standard leasehold improvements which affect the Building's structural components or major mechanical, electrical or plumbing systems, made by, for or on behalf of Lessee and any other tenants in the Building shall be made by Lessor or its contractor only, and, if on behalf of Lessee, shall be paid for by Lessee in an amount equal to Lessor's costs plus fifteen percent (15%). Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease.

      7.03  REPAIRS BY LESSEE.
      Lessee shall, at its own cost and expense, repair or replace any damage or injury done to its leasehold improvements or any other part thereof caused by Lessee or Lessee's agents, contractors, employees, invitees, and visitors. If Lessee fails to make such repairs or replacements to its leasehold improvements promptly, Lessor may, at its option, make such repairs or replacements, and Lessee shall repay the cost thereof plus a charge of fifteen percent (15%) to the Lessor on demand. Any damage or injury to the Leased Premises or the base Building and its systems (as opposed to those involving only Lessee's leasehold improvements) and any damage or injury to Lessee's leasehold improvements which affects the Building's structural components or major mechanical, electrical or plumbing systems caused by Lessee, its agents, contractors, employees, invitees and visitors, shall be repaired or replaced by Lessor, but at Lessee's expense plus a charge of fifteen percent (15%).

         ARTICLE 8 - CONDEMNATION, CASUALTY, INSURANCE AND INDEMNITY

      8.01  CONDEMNATION.
      If all or substantially all of the Leased Premises is taken by virtue of eminent domain or for any public or quasi-public use or purpose, this Lease shall terminate on the date the condemning authority takes possession. If only a part of the Leased Premises is so taken, or if a portion of the Building not including the Leased Premises is taken, this Lease shall, at the election of Lessor, either (i) terminate on the date the condemning authority takes possession by giving notice thereof to Lessee within thirty (30) days after the date of such taking of possession or (ii) continue in full force and effect as to that part of the Leased Premises not so taken and Rent with respect to any portion of the Leased Premises taken or condemned shall be reduced or abated on a square footage basis. All proceeds payable from any taking or condemnation of all or any portion of the Leased Premises and the Building shall belong to and be paid to Lessor, and Lessee hereby expressly assigns to Lessor any and all right, title and interest of Lessee now or hereafter arising in and to any such awards. Lessee shall have no, and waives any, claim against Lessor and the Condemnor for the value of any unexpired term.

      8.02  DAMAGES FROM CERTAIN CAUSES.
      Lessor shall not be liable or responsible to Lessee for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition order of governmental body or authority, or any cause beyond Lessor's control, or for any damage or inconvenience which may arise through repair or alteration of any part of the Building.

      8.03  FIRE CLAUSE.
      In the event of a fire or other casualty in the Leased Premises, Lessee shall immediately give notice thereof to Lessor. If the Leased Premises or any portion of the Building is damaged by fire or other casualty, Lessor shall have the right to terminate this Lease or to repair the

Leased Premises with reasonable dispatch, subject to delays resulting from adjustment of the loss and any other cause beyond Lessor's reasonable control; provided, Lessor shall not be required to repair or replace any furniture, furnishings or other personal property which Lessee may be entitled to remove from the Leased Premises or any installations in excess of Building standard. Until Lessor's repairs are completed the Rent shall be abated in proportion to the portions of the Leased Premises, if any, which are untenantable or unsuited for the conduct of Lessee's business. Notwithstanding anything contained in this Section, Lessor shall only be obligated to restore or rebuild the Leased Premises to a Building standard condition and Lessor shall not be required to expend more funds than the amount received by Lessor from the proceeds of any insurance carried by Lessor.

      8.04  LESSEE'S INSURANCE POLICIES.
      Lessee shall, at its expense, maintain (i) standard fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Leased Premises and on its non-Building standard leasehold improvements and all other additions and improvements (including fixtures) made by Lessee; (ii) a policy or policies of comprehensive general liability insurance, such insurance to afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $3,000,000. for personal injury or death in any one occurrence and of not less than $1,000,000. for property damage in any one occurrence, provided, Lessee shall carry such greater limits of liability coverage as Lessor may reasonably request from time to time; and (iii) a policy or policies, if available, insuring against injury or damage from exposure to or interference from electromagnetic rays and/or fields. All insurance policies required to be maintained by Lessee shall (a) be issued by and binding upon solvent insurance companies licensed to conduct business in the State of North Carolina, (b) have all premiums fully paid on or before the due dates, (c) name Lessor as an additional insured to the extent of Lessee's interest in the Leased Premises, and (d) provide that they shall not be cancelable and/or the coverage thereunder shall not be reduced without at least ten (10) days advance written notice to Lessor. Lessee shall deliver to Lessor certified copies of all policies or certificates of insurance in a form satisfactory to Lessor not less than fifteen (15) days prior to the Commencement Date or the expiration of current policies.

      8.05  HOLD HARMLESS.
      Lessor shall not be liable to Lessee, its agents, servants, employees, contractors, customers or invitees, for any damage to person or property caused by any act, omission or neglect of Lessee, its agents, servants, employees, contractors, customers or invitees, including any claims which may be made for compensation or damages based upon exposure to or interference from electromagnetic rays and/or fields emanating from the Leased Premises, and Lessee agrees to indemnify and hold harmless Lessor and its partners, agents, directors, officers, and employees from all liability and claims for any such damage, including, without limitation, court costs, attorneys' fees and costs of investigation.

      8.06  WAIVER OF SUBROGATION RIGHTS.
      Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives to the extent that such waiver will not invalidate any insurance policy maintained by Lessor or Lessee nor increase any premiums thereon, any and all rights of' recovery, claims, actions or causes of action, against the other, its agents, servants, partners, shareholders, officers and employees, for any loss or damage that may occur to the Leased Premises or the Building, or any improvements thereto, or any personal property of' such party therein, by reason of fire, the elements, and any other cause which is insured against under the terms of the standard fire and extended coverage insurance policies referred to in Section 8.04 hereof, to the extent that such loss or damage is recovered under said insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party. If the respective insurers of Lessor and Lessee do not permit such a waiver without an appropriate endorsement to such party's insurance policy, Lessor and Lessee covenant and agree to notify the insurers of the waiver set forth herein and to secure from each such insurer an appropriate endorsement to its respective insurance policy concerning such waiver.

      8.07  LIMITATION OF LESSOR'S PERSONAL LIABILITY.
      Lessee agrees to look solely to Lessor's interest in the Building and the Land for the recovery of any judgment against Lessor, and Lessor, its partners, officers, directors and employees, shall never be personally liable for any such judgment. The provisions contained in the foregoing sentence are not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of liability insurance maintained by Lessor.

        ARTICLE 9 - LESSOR'S LIEN, DEFAULT, REMEDIES AND SUBORDINATION

      9.01  LIEN FOR RENT.

      9.02  DEFAULT BY LESSEE.
      If Lessee shall default in the payment of any Rent or other sum to be paid by Lessee under this Lease when due; provided that Lessee shall be allowed one
(1) late payment of Rent in each calendar year of the Term, which late payment shall not be deemed a default hereunder so long as such Rent is paid within five
(5) days of the due date; or Lessee shall default in the performance of any of the other covenants or conditions which Lessee is required to observe and to perform under this Lease and such default shall continue for twenty (20) days after written notice to Lessee; or the interest of Lessee under this Lease shall be levied on under execution or other legal process; or any petition shall be filed by or against Lessee to declare Lessee a bankrupt or to delay, reduce or modify Lessee's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Lessee's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Lessee's capital structure; or Lessee is declared insolvent according to law; or any assignment of Lessee's property shall be made for the benefit of creditors; or if a receiver or trustee is appointed for Lessee or its property; or Lessee shall vacate or abandon the Leased Premises or any part thereof at any time during the Term for a period of fifteen (15) or more continuous days; or Lessee is a corporation and Lessee shall cease to exist as a corporation in good standing in the state of its incorporation, or Lessee fails to incorporate in the State of North Carolina; or Lessee is a partnership or other entity and Lessee shall be dissolved or otherwise liquidated; then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided, no such levy, execution, legal process or petition filed against Lessee shall constitute a breach of this Lease if Lessee shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing). Thereupon, at Lessor's option and in addition to all other rights and remedies provided at law or in equity, Lessor may terminate this Lease and repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (a) the cost of recovering the Leased Premises (including attorneys' fees and costs of suit), (b) the unpaid rent earned at the time of termination, (c) the present value (discounted at the rate of eight percent (8%) per annum) of the balance of the rent for the remainder of the Term less the present value (discounted at the same rate) of the fair market rental value of the Leased Premises for said period, (d) the amount of any unamortized leasing commissions or any allowances or concessions previously made by Lessor to Lessee, (e) any other sum of money, and damages owed by Lessee to Lessor and
(f) interest on (a) (b) (c) (d) and (e) above at the rate of the lesser of eighteen percent (18%) per annum or the highest rate allowed by applicable law.

      9.03  NON WAIVER.
      Failure of Lessor to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default and Lessor shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

      9.04  ATTORNEY'S FEES.
      Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provisions of this Lease or for any other judicial remedy, the prevailing party shall be entitled to receive from the non-prevailing party all actual reasonable attorneys' fees and all court costs in connection with said proceeding.

      9.05  SUBORDINATION; ESTOPPEL CERTIFICATE.
      This Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Building, and to all mortgages which may now or hereafter encumber or affect the Building and to all renewals, modifications, consolidations, replacements and extensions of any such leases and mortgages; provided, at the option of any such lessor or mortgagee, this Lease shall be superior to the lease or mortgage of such lessor or mortgagee. The provisions of this Section shall be self-operative and shall require no further consent or agreement by Lessee. Lessee agrees, however, to execute and return any estoppel certificate, consent or agreement reasonably requested by any such lessor or mortgagee, or by Lessor, within ten (10) days after receipt of same, including, without limitation, an estoppel certificate in the form attached hereto as EXHIBIT E. Lessee shall, at the request of Lessor or any mortgagee of Lessor secured by a lien on the Building or any lessor to Lessor under a ground Lease of the Building, furnish such mortgagee and/or lessor with written notice of any default or breach by Lessor at least sixty (60) days prior to the exercise by Lessee of any rights and/or remedies of Lessee hereunder arising out of such default or breach.

      9.06  ATTORNMENT.
      If any ground or similar lease or mortgage is terminated or foreclosed, Lessee shall , upon request, attorn to the lessor under such lease or the mortgagee or purchaser at such foreclosure sale, as the case may be, and execute instrument(s) confirming such attornment. In the event of such a termination or foreclosure and upon Lessee's attornment as aforesaid, Lessee will automatically become the tenant of the successor to Lessor's interest without change in the terms or provisions of this Lease; provided, such successor to Lessor's interest shall not be bound by (i) any payment of rent for more than one month in advance except prepayments for security deposits, if any, or (ii) any amendments or modifications of this Lease made without the prior written consent of such lessor or mortgagee. Notwithstanding anything to the contrary contained in this Lease, Lessee shall only be obligated to subordinate its rights and interests under the Lease (including, but not limited to, accepting this Lease subject and subordinate to any, recorded first mortgage or deed of trust lien presently existing or hereafter created upon the Leased Premises) if the holder of any recorded first mortgage or deed of trust lien grants Lessee a non-disturbance agreement providing that Lessee shall have the right to remain in possession of the Leased Premises in accordance with the terms of the Lease so long as Lessee is not in default hereunder.

                      ARTICLE 10 - ASSIGNMENT AND SUBLEASE

      10.01  ASSIGNMENT OR SUBLEASE.
      Lessee shall not, voluntarily, by operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Leased Premises or any part thereof, or allow any person other than Lessee, its employees, agents, servants and invitees, to occupy or use the Leased Premises or any portion thereof, without the express prior written consent of Lessor, such consent not to be unreasonably withheld, and any attempt to do any of the foregoing without such written consent shall be null and void and shall constitute a default under this Lease. Notwithstanding the foregoing, in no event shall Lessee assign this Lease or sublease the Leased Premises to any entity engaged in the commercial real estate business, including, without limitation, property management or the brokerage, ownership or development of competitive properties. Lessor's consent to any assignment or sublease hereunder does not constitute a waiver of its right to consent to any further assignment or sublease. If Lessee desires to assign this Lease or sublet tile Leased Premises or any part thereof, Lessee shall give Lessor written notice of such desire at least thirty (30) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessor shall then have a period often (10) days following receipt of such notice within which to notify Lessee in writing that Lessor elects (a) to terminate this Lease as to the space so affected as of the date so specified by Lessee, in which event Lessee shall be relieved of all further obligations hereunder as to such space, or (b) to permit Lessee to assign this Lease or sublet such space (provided, however, if the rent agreed upon between Lessee and Sublessee is greater than the Monthly Base Rent that Lessee must pay Lessor, such excess rent shall be deemed additional rent owed by Lessee and payable to Lessor in the same manner that Lessee pays the Rent hereunder), or (c) to refuse to consent to Lessee's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Leased Premises. If Lessor should fail to notify Lessee in writing of such election within the ten (10) day period, Lessor shall be deemed to have elected option (c) above. Lessee agrees to pay Lessor's actual reasonable attorney's fees associated with Lessor's review and documentation of any requested assignment or sublease hereunder regardless of whether Lessor consents to any such assignment or sublease. No assignment or subletting by Lessee shall relieve Lessee of any obligations under this Lease, and Lessee shall remain fully liable hereunder. If Lessee is not a public company that is registered on a national stock exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of the Securities and Exchange Act of 1934, any change in a majority of the voting rights or other controlling rights or interests of Lessee shall be deemed an assignment for the purposes hereof.

      10.02  ASSIGNMENT BY LESSOR.
      Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and all other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of Section
6.06 and Section 8.07 hereof) no further liability or obligation shall thereafter accrue against Lessor under this Lease.

                     ARTICLE 11 - NOTICES AND MISCELLANEOUS

      11.01  NOTICES.
      Except as otherwise provided in this Lease, any statement, notice, or other communication which Lessor or Lessee may desire or is required to give to the other shall be in writing and shall be deemed sufficiently given or rendered if hand delivered, or if sent by registered or certified mail, postage prepaid, return receipt requested, to the addresses for Lessor and Lessee set forth in Subsection 2.01(k), or at such other address(es) as either party shall designate from time to time by ten (10) days prior written notice to the other party.

      11.02  MISCELLANEOUS.
      (a) This Lease shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of Lessor, and shall be binding upon and inure to the benefit of Lessee, its legal representatives and successors, and, to the extent assignment may be approved by Lessor hereunder, Lessee's assigns. Pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

      (b) All rights and remedies of Lessor under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This Lease is declared to be a North Carolina contract, and all of the terms thereof shall be construed according to the laws of the State of North Carolina.

      (c) This Lease may not be altered changed or amended, except by an instrument in writing executed by all parties hereto. Further, the terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Lessor" or the "Lessee" hereunder or such party or its counsel is the draftsman of this Lease.

      (d) The terms and provisions of EXHIBITS A-G-1 described herein and attached hereto are hereby made a pan hereof for all purposes; provided, however, that, unless otherwise expressly stated, in the event of a conflict between the terms of this Lease and the terms of any Exhibit attached hereto, the terms of this Lease shall control.

      (e) If Lessee is a corporation, partnership or other entity, Lessee warrants that all consents and approvals required of third parties (including, without limitation, its Board of

Directors or partners) for the execution, delivery and performance of this Lease have been obtained and that Lessee has the right and authority to enter into and perform its covenants contained in this Lease.

      (f) Whenever in this Lease there is imposed upon Lessor the obligation to use its best efforts, reasonable efforts or diligence, Lessor shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Lessor extreme financial or other business burdens.

      (g) If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

      (h) If applicable in the jurisdiction where the Leased Premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

      (i) Lessor and Lessee each agrees not to handle, store or dispose of any hazardous or toxic waste or substance at the Project which is prohibited by any federal, state, or local statutes, ordinances or regulations. Lessor and Lessee each hereby covenants to indemnify and hold the other party, its successors and assigns, harmless from any loss, damage, claims, costs, liabilities or cleanup costs arising out of Lessor's or Lessee's, as the case may be, use, handling, storage or disposal of any such hazardous or toxic wastes or substances at the Project.

      (j) Lessee is prohibited from recording this Lease or any memorandum thereof without the consent of Lessor, such consent not to be unreasonably withheld.

      (k) Lessor agrees to provide Lessee with 3.5 parking spaces per 1,000 square feet of space within the Leased Premises at no additional charge. Lessee agrees to notify Lessor promptly of any additional parking needs which shall be handled on a case-by-case basis.

      (l) "Square feet" or "square foot" as used in this Lease includes the area contained within the space occupied by Lessee together with a common area percentage factor of Lessee's space proportionate to the total Building area.

      (m) Lessor shall not be required to install Lessee's name on the monument sign in front of the Building. Lessee may install its name on the monument sign in front of the Building, with Lessor's prior approval, at its sole cost and expense.

      (n) Lessee agrees to pay to the Broker(s) named in Subsection 2.01(l), a real estate brokerage commission only as set forth in separate listing and/or commission agreement(s) between Lessor and the named Broker(s). Lessor and Lessee each hereby represent and warrant to the other that they have not employed any other agents, brokers or other parties in connection with this Lease, and each agrees that it shall hold the other harmless from and against any and all claims of all other agents, brokers or other parties claiming by, through or under the respective indemnifying party.

      (o) Lessee understands and agrees that the Property Manager for the Building is the agent of Lessor and is acting at all times in the best interest of Lessor. Any and all information pertaining to this Lease that is received by the Property Manager shall be treated as though received directly by Lessor.

      (p) The effectiveness of this Lease is contingent upon the complete execution and delivery on or before August 31, 1997, of the following agreement:

            Lease Termination Agreement by and between Forty-Four Hundred F-N Associates, a North Carolina general partnership and Dixon-Odom and Company, a North Carolina corporation, as joint tenants-in-common, and David S. Brown, an individual.

      (q) This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

          ARTICLE 12 - ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES

      12.01 ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES.
      LESSEE  AGREES  THAT  THIS  LEASE  AND  THE  EXHIBITS   ATTACHED  HERETO
CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES AND ALL PRIOR CORRESPONDENCE, MEMORANDA, AGREEMENTS AND UNDERSTANDINGS (WRITTEN AND ORAL) ARE MERGED INTO AND SUPERSEDED BY THIS LEASE AND THERE ARE AND WERE NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES MADE BY LESSOR IN CONNECTION WITH THIS LEASE. LESSEE FURTHER AGREES THAT THERE ARE NO, AND LESSEE EXPRESSLY WAIVES ANY AND ALL WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE OR IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE.

      IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the date aforesaid.

                            LESSOR:

                            Forty-Four Hundred F-N Associates,
                            a North Carolina general partnership (SEAL)

                            By:   /s/                            (SEAL)
                                  ------------------------------
                                  C. Gilbert Smith, Partner

                            Dixon-Odom and Company, a North Carolina corporation

                            By:   /s/
                                  ------------------------------
                                  Robert C. Rice, Partner

                            LESSEE:

                            Capital Bank, a North Carolina corporation

                            By:   /s/
                                  ------------------------------
                                  James A. Beck, President

(Corporate Seal)

Attest:

By:   /s/
      --------------------------
      Asst. Sec.

                                   EXHIBIT A-1

                                  FLOOR PLAN(S)

4400 Falls of the Neuse Road, Suite 101
Raleigh, North Carolina 27609








                                    [DIAGRAM]









607    Occupied Square Feet
x 1.10 Common Area Percentage Factor
668    Square Feet

                                   EXHIBIT A-2

                                    THE LAND

Located in the County of Wake, State of North Carolina:

BEGINNING at an existing iron pipe in the western property line of Old Wake Forest Road, corner for property now or formerly owned by Rabil, Fleming, Hunter; thence along the western property line of Old Wake Forest Road, South 28 degrees 04' 07" West 169.50 feet to a stake in the northern property line for the sight-distance line between Old Wake Forest Road and Falls of Neuse Road; thence along said sight-distance line, South 72 degrees 28' 04" West 134.44 feet to a stake, cornering; thence continuing along said sight-distance line North 58 degrees 54' 30" West 47.16 feet to a stake in the eastern property line of Falls of Neuse Road; thence along the eastern property line of Falls of Neuse Road, said property line being the arc of a curve having a chord bearing of North 17 degrees 08' 12" West a chord distance of 280.41 feet, a radius of 1086.74 feet and an arc distance of 281.19 feet to a stake in the line of property now or formerly owned by Rabil, Fleming, Hunter; thence along the said line, South 72 degrees 49' 53" East 346.39 feet to a stake in the western property line of Old Wake Forest Road, the point of beginning, being the property shown on survey map entitled "Property of Forty-Four Hundred F-N Associates, a partnership - as built survey," prepared by Castleberry-Edgerton Co., dated August 22, 1986.

                                    EXHIBIT B

                   ACCEPTANCE OF LEASED PREMISES MEMORANDUM

Lessor and Lessee hereby agree that:

1. Except for those items shown on the attached "punchlist", which Lessor shall use reasonable efforts to remedy within ________ (___) days after the date hereof, Lessor has fully completed the construction work required of Lessor under the terms of the Lease.

2. The Leased Premises are tenantable, Lessor has no further obligation for construction (except as specified above), and Lessee acknowledges that the Leased Premises are satisfactory in all respects.

3. The Commencement Date of the Lease is hereby agreed to be __________, 19__.

4. The Expiration Date of the Lease is hereby agreed to be ____________, 19__.

      All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

      Agreed and Executed this ___ day of __________, 19__.


                                      LESSEE:

                                      Capital Bank, a North Carolina corporation

                                      By:   _____________________________
                                            James A. Beck, President
(Corporate Seal)

Attest:

By:   _______________________

                                    EXHIBIT C

                              INTENTIONALLY DELETED

                                    EXHIBIT D

                                 BUILDING RULES

      (1) The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators shall not be obstructed or used by Lessee, or the employees, agents, servants, visitors or licensees of Lessee, for any purpose other than ingress and egress to and from the Leased Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Leased Premises without the prior written consent of Lessor.

      (2) No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Lessor, and then only upon having been scheduled in advance. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Lessor shall require.

      (3) Lessor shall have the right to prescribe the weight, position and manner of installation of safes, concentrated filing/storage systems or other heavy equipment which shall, if considered necessary by Lessor, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Building by reason of a safe or any other article of Lessee's office equipment being on the Leased Premises shall be repaired at the expense of Lessee. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior written approval by Lessor.

      (4) Only persons authorized by Lessor shall be permitted to furnish newspaper, ice, drinking water, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Lessee, and only at hours and under regulations fixed by Lessor. Lessee shall use no other method of heating or cooling than that supplied by Lessor.

      (5) Lessee, and the employees, agents, servants, visitors or licensees of Lessee, shall not at any time place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Leased Premises or in the corridors or passageways of the Building. No animals, except for dogs trained to assist disabled persons, shall be brought or kept in or about the Leased Premises or the Building without the prior written consent of Lessor.

      (6) Lessor shall have the right to prohibit any advertising by Lessee which, in Lessor's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising. Lessor shall have the right to use Lessee's name in advertising announcements.

      (7) Lessee shall not place, or cause or allow to be placed, any sign or lettering whatsoever, in or about the Leased Premises except in and at such places as may be designated by Lessor and consented to by Lessor in writing. All lettering and graphics on corridor doors and walls shall conform to the Building standard prescribed by Lessor. No trademark shall be displayed on corridor doors and walls in any event, except on any floor fully leased by Lessee.

Lessee may display trademarks on interior walls and doors of the Leased Premises. Lessor shall provide and maintain an alphabetical directory board in the ground floor lobby of the Building.

      (8) Canvassing, soliciting or peddling in the Building is prohibited and Lessee shall cooperate to prevent same.

      (9) Lessor shall have the right to exclude any person from the Building other than during customary business hours, and any person in the Building shall be subject to identification by employees and agents of Lessor. All persons in or entering the Building shall be required to comply with the security policies of the Building. If Lessee desires any additional security services for the Leased Premises, Lessee shall have the right (only with the advance written consent of Lessor) to obtain such additional services at Lessee's sole cost and expense. Lessee shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage. Lessor shall not be responsible for the theft, loss or damage of any property.

      (10) Only workmen employed, designated or approved by Lessor may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Leased Premises.

      (11) Lessee shall not do any cooking or conduct any restaurant, luncheonette, automat or cafeteria for the sale or service of food or beverages to its employees or to others, nor shall Lessee provide any vending machines without the prior written consent of Lessor. Lessee may, however, operate coffee bars by and for its employees and invitees.

      (12) Lessee shall not bring or permit to be brought or kept in or on the Leased Premises any inflammable, combustible, corrosive, caustic, poisonous, toxic or explosive substance or any substance deemed to be a hazardous substance under applicable environmental laws, or cause or permit any odors to permeate or emanate from the Leased Premises.

      (13) Lessee shall not mark, paint, drill into or in any way deface any part of the Building or the Leased Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Lessor, and as Lessor may direct. Lessee shall not install coat hooks or identification plates on doors nor any resilient tile or similar floor covering in the Leased Premises except with the prior written approval of Lessor. The use of cement or other similar adhesive material is expressly prohibited.

      (14) Lessee shall not place any additional locks or bolts of any kind on any door in the Building or the Leased Premises or change or alter any lock on any door therein in any respect. Lessor shall furnish two (2) keys for each lock on exterior doors to the Leased Premises and shall, on Lessee's request and at Lessee's expense, provide additional duplicate keys. Lessee shall not make any duplicate keys. All keys shall be returned to Lessor upon the termination of the Lease, and Lessee shall give to Lessor the explanation of the combination of all safes, vaults and combination locks in the Leased Premises. Lessor may at all times keep a pass key to the Leased Premises. All entrance doors to the Leased Premises shall be left locked when the Leased Premises are not in use.

      (15) Lessee shall give immediate notice to Lessor in case of theft, unauthorized solicitation or accident in the Leased Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

      (16) Lessee shall place a water-proof tray under all plants in the Leased Premises and shall be responsible for any damage to the floors and/or carpets caused by over-watering such plants.

      (17) Lessee shall not use the Leased Premises or permit the Leased Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others, without Lessor's prior written permission.

      (18) Lessee shall not use or permit any portion of the Leased Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

      (19) Lessee shall not advertise for laborers giving the Leased Premises as an address, nor pay such laborers at a location in the Leased Premises.

      (20) Employees of Lessor shall not perform any work or do anything outside of their regular duties, unless under special instructions from the management office in the Building.

      (21) Lessee shall not place a load upon any floor of the Leased Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to Lessee which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Leased Premises to such a degree as to be objectionable to Lessor or which interfere with the use or enjoyment by other tenants of their leased premises or the public portions of the Building, shall be placed and maintained by Lessee, at Lessee's expense, in settings of cork, rubber, spring type or other vibration eliminators sufficient to eliminate noise or vibration.

      (22) Lessee shall furnish and install a chair mat for each desk chair in the Leased Premises.

      (23) No solar screen materials, awnings, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Leased Premises within the Building may be installed by Lessee.

      (24) Lessee shall not place, install or operate within the Leased Premises or any other part of the Building any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Lessor.

      (25) No portion of the Leased Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.

      (26) For purposes of the Lease, holidays shall be deemed to mean and include the following: (a) New Year's Day; (b) Good Friday; (c) Memorial Day;
(d) Independence Day; (e) Labor Day; (f) Thanksgiving Day and the Friday following; (g) Christmas Day; and (h) any other holidays taken by tenants occupying at least one-half (1/2) of the Square Footage of office space in the Building.

      (27) Lessee shall at all times keep the Leased Premises neat and orderly

      (28) All requests for overtime air conditioning or heating should be submitted in writing to the Building management office by 2:00 P.M. on the last prior business day.

      (29) Lessor reserves the right to rescind, add to and amend any rules or regulations, to add new rules or regulations, and to waive any rules or regulations with respect to any tenant or tenants.

      (30) Corridor doors, when not in use, shall be kept closed.

      (31) All permitted alterations and additions to the Leased Premises must conform to applicable building and fire codes. Lessee shall obtain approval from the office of the Building with respect to any such modifications and shall deliver "as-built" plans therefor to the office of the Building on completion.

      (32) It is the intent of both Lessor and Lessee that any portion of the Leased Premises visible to the public hold a high quality professional image at all times. If, at any time during the Term, Lessor or Lessor's agent deems such visible area to hold less than a high quality professional image, Lessor will advise Lessee of desired changes to be made to such area to conform to the intent of this paragraph. Within three working days, Lessee will cause the desired changes to be made, or present Lessor with a plan for accomplishing such changes. Lessee shall have such additional time as is reasonably required to implement the plan, not to exceed 2 months; provided, however, that if Lessee is not diligently pursuing the plan for accomplishing such changes within ten working days, Lessor will provide draperies or blinds for the glassed area at Lessee's expense; Lessee will keep such draperies or blinds closed at all times.

            The carpet and wall coverings, which are to be located in the lobby of any Leased Premises that are visible to the public, must be consistent in color and style with the carpet and wall coverings located in the lobby area of the Building, and must be approved by Lessor prior to installation.

      (33) The Building has been designated a "non-smoking" building. Lessee and its employees, Agents, servants, visitors and licensees are prohibited from smoking in the common areas both inside and outside of the Building, except in those areas designated as smoking areas. Lessee may designate the Leased Premises a "non-smoking" area, upon such terms as may be approved in advance by Lessor, at any time during the Term.

      (34) Lessee shall not play nor permit the playing of loud music in the Leased Premises or common areas.

      (35) No firearms, whether concealed or otherwise, shall be allowed in the Building at any time.

                                    EXHIBIT E

                          FORM OF ESTOPPEL CERTIFICATE

      The undersigned ______________________________________________ "Lessee",
in consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby certifies to __________________________________ ("Lessor"), [the holder or prospective holder of any mortgage covering the property] (the "Mortgagee") and [the vendee under any contract of sale with respect to the Property] (the "Purchaser") as follows:

      1. Lessee and Lessor executed a certain Lease Agreement (the "Lease"), dated ____________,19__, covering the floor(s) shown attached on the plan annexed hereto as Exhibit A-1 (the "Leased Premises") in the building located in the _______________________________ known as and by the street number (the "Building"), for a term commencing on _____________, 19_, and expiring on
_____________________.

      2. The Lease is in full force and effect and has not been modified, changed, altered or amended in any respect.

      3. Lessee has accepted and is now in possession of the Leased Premises and is paying the full Rent under the Lease.

      4. The Base Rent payable under the Lease is $________ per month. The Base Rent and all Additional Rent and other charges required to be paid under the Lease have been paid for the period up to and including
_____________________________.

      5. No Rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

      6. All work required under the Lease to be performed by Lessor has been completed to the full satisfaction of Lessee There are no defaults existing under the Lease on the part of either Lessor or Lessee.

      7. There are no defaults existing under the Lease on the part of either Lessor or Lessee.

      8. There is no existing basis for Lessee to cancel or terminate the Lease.

      9. As of the date hereof, there exist no valid defenses, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease.

      10. Lessee affirms that any dispute with Lessor giving rise to a claim against Lessor is a claim under the Lease only and is subordinate to the rights of the holder of all first lien mortgages on the Building and shall be subject to all the terms, conditions and provisions thereof. Any such claims are not offsets to or defenses against enforcement of the Lease.

      11. Lessee affirms that any dispute with Lessor giving rise to a claim against Lessor is a claim under the Lease only and is subordinate to the rights of the Purchaser pursuant to any contract of sale. Any such claims are not offsets to or defenses against enforcement of the Lease.

      12. Lessee affirms that any claims pertaining to matters in existence at the time Lessee took possession and which are known to or which were then readily ascertainable by Lessee shall be enforced solely by money judgment and/or specific performance against the Lessor named in the Lease and may not be enforced as an offset to or defense against enforcement of the Lease.

      13. There are no actions, whether voluntary or otherwise, pending against or contemplated by Lessee under the bankruptcy laws of the United States or any state thereof.

      14. There has been no material adverse change in Lessee's financial condition between the date hereof and the date of the execution and delivery of the Lease.

      15. Lessee acknowledges that Lessor has informed Lessee that an assignment of Lessor's interest in the Lease has been or will be made to the Mortgagee and that no modification, revision, or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Mortgagee is first obtained, and that until further notice payments under the Lease may continue as heretofore.

      16. Lessee acknowledges that Lessor has informed Lessee that Lessor has entered into a contract to sell the Property to Purchaser and that no modification, revision or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Purchaser has been obtained.

      17. This certification is made to induce Purchaser to consummate a purchase of the Property and to induce Mortgagee to make and maintain a mortgage loan secured by the Property and/or to disburse additional funds to Lessor under the terms of its agreement with Lessor, knowing that said Purchaser and Mortgagee rely upon the truth of this certificate in making and/or maintaining such purchase or mortgage or disbursing such funds, as applicable.

      18. Except as modified herein, all other provisions of the Lease are hereby ratified and confirmed.

                                     LESSEE:

                                     Capital Bank, a North Carolina corporation

                                     By:   _____________________________
                                           James A. Beck, President

                                     Date: _____________________________

(Corporate Seal)

Attest:

By:   _____________________________

                                    EXHIBIT F

                                  HVAC SCHEDULE

      Subject to the provisions of Section 5.01 of the Lease and excluding holidays, Lessor will furnish Building standard heating, ventilating and air conditioning between 8:00 a.m. and 6:00 p.m. on weekdays (from Monday through Friday, inclusive) and Saturdays between 8:00 a.m. and 1:00 p.m. Upon request of Lessee made in accordance with the rules and regulations for the Building. Lessor will furnish air conditioning and heating at other times (that is, at times other than the times specified above), in which event Lessee shall reimburse Lessor for furnishing such services on the following basis:

      Lessee shall reimburse Lessor at the rate of Thirty-Five and No/100 Dollars ($35.00) per hour per air handling unit which is activated to provide the requested air conditioning or heating service; provided, such rate is based upon the "Kilowatt Hour rate" (as hereinafter defined) for electricity as of January 1, 1995 (the "Base Rate"), and if and when the Kilowatt Hour Rate increases over the Base Rate, the aforesaid rate of Thirty-Five and No/100 Dollars ($35.00) per hour per air handling unit thereof shall automatically increase proportionately. For example, if the Kilowatt Hour Rate increases by 10% over the Base Rate, said rate shall automatically increase by 10%. The "Kilowatt Hour Rate" shall mean the actual average cost per kilowatt hour charged by the public utilities providing electricity to the Building, or if said public utilities shall cease charging for electricity on the basis of a kilowatt hour, the Kilowatt Hour Rate shall mean the actual average cost per equivalent unit of measurement substituted therefor by said public utilities. The Base Rate is hereby stipulated to be $.0600 per kilowatt hour.

                                    EXHIBIT G

                               AUTOMATIC EXPANSION

      Effective as of December 1, 1997, and as long as Lessee is not in default of in any of the terms, conditions or provisions of this Lease as of such date, Lessee shall expand its original Leased Premises to include within the Leased Premises an additional 634 square feet of space currently located in Suite 104 of the Building (the "Expansion Space") as shown on the attached Exhibit G-1 attached hereto and incorporated herein by reference; provided, however, that if the tenant currently occupying the Expansion Space has not vacated the Expansion Space on or before December 1, 1997, Lessor shall only be obligated to deliver, and Lessee shall only be obligated to expand into, the Expansion Space on the date that the existing tenant vacates the Expansion Space and Lessor shall diligently pursue all available remedies to ensure that the existing tenant vacates the Expansion Space on or before December 1, 1997.

      Provided that the existing tenant vacates the Expansion Space on or before December 1, 1997, Rent for the Expansion Space will commence on December 1, 1997. If the existing tenant does not vacate the Expansion Space on or before December 1, 1997, Rent for the Expansion Space shall commence on the date that Lessee uses, occupies or commences business in the Expansion Space. The Base Rent for the Expansion Space will be at the same rate which Lessee is then paying for the original Leased Premises and the Base Rent for the Expansion Space will be subject to the same Additional Rent as defined in Article 4 of the Lease. Lessee agrees to accept the Expansion Space "AS IS", "WHERE IS" and "WITH ALL FAULTS" and has had an opportunity to satisfy itself as to the condition of the Expansion Space.

                                   EXHIBIT G-1

                            AUTOMATIC EXPANSION SPACE


4400 Falls of the Neuse Road, Suite 104
Raleigh, North Carolina 27609









                                    [DIAGRAM]








551    Occupied Square Feet
x 1.15 Common Area Percentage Factor
------
634    Square Feet

                                 LEASE AGREEMENT

                                 by and between

                        FORTY-FOUR HUNDRED F-N ASSOCIATES
                                       and
                             DIXON-ODOM AND COMPANY

                                     LESSOR

                                       and

                                  CAPITAL BANK

                                     LESSEE

                            Dated as of July 10, 1997






               @ 1996 Capital Associates. All rights reserved.

ARTICLE 1 - LEASED PREMISES                                             1

      1.01 Leased Premises.                                             1

ARTICLE 2 - BASIC LEASE PROVISIONS                                      1

      2.01 Basic Lease Provisions.                                      1

ARTICLE 3 - TERM AND POSSESSION                                         2

      3.01 Term.                                                        2
      3.02 Commencement.                                                2
      3.03 Lessee's Delay.                                              2
      3.04 Lessee's Possession.                                         2
      3.05 Confirmation of Dates.                                       2
      3.06 Holdover.                                                    2

ARTICLE 4 - RENT AND SECURITY DEPOSIT                                   2

      4.01 Base Rent.                                                   2
      4.02 Payment of Rent.                                             3
      4.03 Additional Rent.                                             3
      4.04 Operating Expense Adjustment.                                3
      4.05 Intentionally Deleted.                                       4
      4.06 Intentionally Deleted.                                       4
      4.07 Late Charge.                                                 4

ARTICLE 5 - SERVICES                                                    4

      5.01 Services.                                                    4

ARTICLE 6 - USE AND OCCUPANCY                                           4

      6.01 Use.                                                         4
      6.02 Care of the Leased Premises.                                 4
      6.03 Entry for Repairs and Inspection.                            5
      6.04 Compliance with Laws; Rules of Building.                     5
      6.05 Access to Building.                                          5
      6.06 Peaceful Enjoyment.                                          5

ARTICLE 7 - ALTERATIONS AND REPAIRS                                     5

      7.01 Alterations.                                                 5
      7.02 Repairs by Lessor.                                           5
      7.03 Repairs by Lessee.                                           6

ARTICLE 8 - CONDEMNATION, CASUALTY, INSURANCE AND INDEMNITY             6

      8.01 Condemnation.                                                6
      8.02 Damages from Certain Causes.                                 6
      8.03 Fire Clause.                                                 6
      8.04 Lessee's Insurance Policies.                                 6
      8.05 Hold Harmless.                                               7
      8.06 Waiver of Subrogation Rights.                                7
      8.07 Limitation of Lessor's Personal Liability.                   7

ARTICLE 9 - LESSOR'S LIEN, DEFAULT, REMEDIES AND SUBORDINATION          7

      9.01 Lien for Rent.                                               7
      9.02 Default by Lessee.                                           7
      9.03 Non Waiver.                                                  7
      9.04 Attorney's Fees.                                             8
      9.05 Subordination; Estoppel Certificate.                         8
      9.06 Attornment.                                                  8

ARTICLE 10 - ASSIGNMENT AND SUBLEASE                                    8

      10.01 Assignment or Sublease.                                     8
      10.02 Assignment by Lessor.                                       8

ARTICLE 11 - NOTICES AND MISCELLANEOUS                                  9

      11.01 Notices.                                                    9
      11.02 Miscellaneous.                                              9

ARTICLE 12 - ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES              11

      12.01 Entire Agreement and Limitations of Warranties.             11

                                    EXHIBITS

      A-1   -     Floor Plan(s) of the Leased Premises
      A-2   -     The Land
      B     -     Acceptance of Leased Premises Memorandum
      C     -     Intentionally Deleted
      D     -     Building Rules
      E     -     Form of Estoppel Certificate
      F     -     HVAC Schedule
      G     -     Automatic Expansion
      G-1   -     Automatic Expansion Space

STATE OF NORTH CAROLINA       CONSENT TO SUBLEASE AGREEMENT

WAKE COUNTY

      This Consent to Sublease Agreement is made an entered into as of this 8th day of July, 1997, by and among Forty-Four Hundred F-N Associates, a North Carolina general partnership and Dixon-Odom and Company, a North Carolina corporation as joint tenants-in-common ("Lessor"), Medical Records Corporation, an Ohio corporation ("Lessee") and Capital Bank (Proposed), a North Carolina corporation ("Sublessee").

      WHEREAS, Lessor and Lessee entered into that certain Lease Agreement dated December 1, 1995 (the "Lease") pursuant to which Lessee leased approximately 2,199 square feet of office space designated as Suite 210 and located at 4400 Falls of the Neuse Road, Raleigh, North Carolina 27609 (the "Subleased Premises") which Subleased Premises are more particularly described in the Lease. (The Lease is incorporated herein by reference in its entirety; terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease); and

      WHEREAS, Lessee desires to sublet the Subleased Premises to Sublessee and Lessor is willing to consent to the same pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises, and the sum of Ten Dollars ($10.00) each to the other paid, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Notwithstanding the sublease of the Subleased Premises from Lessee to Sublessee or Lessor's consent thereto or Lessor's acceptance of payments from Sublessee, Lessee shall remain liable to Lessor for all payments due Lessor under the Lease and for the performance of all obligations to be performed by Lessee under the Lease and the consent given hereinbelow shall not be construed as relieving Lessee from obtaining the express written consent of Lessor to any further assignment or sublease or as releasing Lessee from any liability or obligation whatsoever under the Lease. It is expressly understood and agreed that no lease exists or is made hereby between Lessor and Sublessee and that all rights of Sublessee regarding the Subleased Premises or any portion thereof are derivative through Lessee and that if Lessee's rights under the Lease shall for any reason terminate, so also shall Sublessee's rights terminate.

      2. Lessee and Sublessee each hereby agree for the benefit of Lessor that hereafter they shall each be jointly and severally liable to Lessor for the payment of all sums due to be paid Lessor under the Lease and for the performance of all obligations to be performed by Lessee under the Lease; provided, however, Sublessee shall have no liability hereunder except such as shall arise out of its use or occupancy or right to use or occupy the Subleased Premises subleased by it from Lessee, and such liability of Sublessee shall, without limitation, include liability for payments of all rents and other charges relating to the Subleased Premises subleased by it from Lessee.

            Henceforth any notice required or permitted to be given by Lessor to Lessee under the Lease shall be deemed to have been sufficiently given for all purposes when made by personal delivery or sent in the United States mail as certified or registered mail, return receipt requested, postage prepaid and addressed as follows:

LESSEE:                             SUBLESSEE:
Medical Records Corporation         (Capital Bank Proposed)
3637 Green Road                     4400 Falls of the Neuse Road, Suite 102
Cleveland, OH 44122                 Raleigh, North Carolina 27609


      3. Lessee shall pay to Lessor as Additional Rent, all Rents received by Lessee from Sublessee in excess of the Rent payable by Lessee to Lessor under the Lease.

      4. Sublessee shall indemnify and hold Lessor harmless from and against any and all claims arising out of (a) Sublessee's use of the Subleased Premises or any part thereof, (b) any activity, work, or other thing done, permitted or suffered by Sublessee in or about the Subleased Premises or the Building, or any part thereof, (c) any breach or default by Sublessee in the performance of any of its obligations under the Sublease, or (d) any act or negligence of Sublessee, or any officer, agent, employee, contractor, servant, invitee or guest of Sublessee; and in each case from and against any and all damages, losses, liabilities, lawsuits, costs and expenses (including attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (a) through (d) above, or any action brought thereon. If such action be brought against Lessor, Sublessee upon notice from Lessor shall defend the same through counsel selected by Sublessee's insurer or other counsel, in each case acceptable to Lessor, in its reasonable discretion. Sublessee assumes all risk of damage or loss to its property or injuries or death to persons, in, on, or about the Subleased Premises, from all causes except those for which the law imposes liability on Lessor regardless of any attempted waiver thereof, and Sublessee hereby waives such claims in respect thereof against Lessor. The provisions of this paragraph shall survive the termination of the Agreement of Sublease.

      5. Provided that Sublessee files its Articles of Incorporation with the Banking Commission of the State of North Carolina on or before May 30, 1997, Lessor hereby consents to the Agreement of Sublease from Lessee to Sublessee dated June 3, 1997.

                       (Signatures on the following page)

                              LESSOR:

                              Forty-Four Hundred F-N Associates, a North
                              Carolina general partnership (SEAL)

                              By:   /s/                            (SEAL)
                                    ------------------------------
                                    C. Gilbert Smith, Partner


                              Dixon-Odom and Company, a North Carolina corporation

                              By:   /s/                            (SEAL)
                                    ------------------------------
                                    Robert C. Rice, Partner


                              LESSEE:
                              Medical Records Corporation, an Ohio corporation

(Corporate Seal)              By:   /s/
                                    ------------------------------
                                    Greg Marcus

ATTEST:                       Name: /s/
                                    ------------------------------
By:   /s/                     Title:      Vice President
      ---------------------         ------------------------------

                              SUBLESSEE:
                              Capital Bank (Proposed), a North Carolina corporation

(Corporate Seal)              By:   /s/
                                    ------------------------------
                                    James A. Beck
ATTEST:                       Name: /s/
                                    ------------------------------
By:   /s/                     Title:      President
      ---------------------         ------------------------------